Members’ Capital	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Members’ Capital

9. Members’ Capital

The Company has two classes of equity units that it classifies as Members’ Capital: Class A common units (“Class A Common Units”) and Series B cumulative preferred units (“Series B Preferred Units”). As of December 31, 2023, the Class A Common Units are held by 10 members, all of whom have no personal liability. All Class A common members have voting rights in proportion to their capital account.

During March 2023, the Company issued 17,371 Class A Common Units for $1,460. As of December 31, 2023 and 2022, Class A Common Units outstanding were 20,000 and 2,629, respectively.

The Series B Preferred Units were issued to the Hoskins Group through a reduction in a loan issued by the Hoskins Group to the Company. In December 2015, the Hoskins Group agreed to purchase 0.1 Series B Preferred Units for $10 at each closing of a lot to a third party in the land securing certain development loans.

During March 2023, the Company redeemed 100% of the outstanding Series B Preferred Units constituting 19 units, at a redemption price of $1,900. As of December 31, 2023 and 2022, the Hoskins Group owned a total of 0 and 19.0 Series B Preferred Units, which were issued for a total of $0 and $1,900, respectively.

On October 1, 2023, the Company entered into restricted unit agreements with Mark Reynolds, the Executive Vice President of Sales, and Catherine Loftin, the Chief Financial Officer, pursuant to which the Company issued 200 restricted common units to each of Mark Reynolds and Catherine Loftin. Vesting of the restricted common units commences from the grant date and occur thereafter on the first day of each subsequent calendar month subject to the Company satisfying monthly earnings goals, measured two months in arrears in accordance with the vesting schedule.

As of December 31, 2023 and 2022, 14 and 0 restricted common units vested and 386 and 0 restricted common units were outstanding, respectively. In addition, stock compensation expense was $7 and $0 as of December 31, 2023 and 2022, respectively.

There are two additional authorized unit classes: Class A preferred units and Class B profit units. Once Class B profit units are issued, the existing Class A common units will become Class A preferred units. Class A Preferred units will receive preferred treatment in terms of distributions and liquidation proceeds.

Both the Series B Preferred Units and the Series C Preferred Units have the same basic preferential status as compared to the Class A Common Units, and are pari passu with each other. Both Preferred Unit types include a liquidation preference and a dividend preference, as well as a 12-month recovery period for a shortfall in earnings.